UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 16, 2005
                                                  ------------------------------

                            CROSSROADS SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                     000-30362               74-2846643
------------------------------   ------------------------   --------------------
  (State of Other Jurisdiction   (Commission File Number)      (IRS Employer
        of Incorporation)                                    Identification No.)

8300 North MoPac Expressway, Austin, Texas                        78759
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

(Registrant's Telephone Number, Including Area Code)   (512) 349-0300

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes In Registrant's Certifying Accountant.

     On February 16, 2005 our Audit Committee engaged Helin, Donovan, Trubee & Wilkinson, LLP ("HDT&W") to serve as our independent public accountants. In addition, on February 16, 2005 we terminated our audit relationship with our former independent accountants, KPMG LLP (KPMG). Our engagement of KPMG was terminated due to economic reasons. The change in auditors was effective February 17, 2005. HDT&W will audit our financial statements for the fiscal year ending October 31, 2005.

     KPMG's audit reports on our consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles., except that the report on the Company's consolidated financial statements for the fiscal year ended October 31, 2004, made reference to the Company's adoption of FIN 46 R.

     In connection with its audits of the Company's consolidated financial statements for the fiscal years ended October 31, 2004 and 2003 and through the date of this Current Report on Form 8-K, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on our consolidated financial statements and supporting schedules for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

     We provided KPMG with a copy of the foregoing disclosures. Attached as
Exhibit 16.01 is a copy of KPMG's letter.

     During the fiscal years ended October 31, 2004 and 2003 and through the date of this Current Report on Form 8-K, we did not consult HDT&W or any other accounting firm with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


Item 9.01         Financial Statements and Exhibits.

(c)           Exhibits

16.01 Letter from KPMG LLP to the Securities and Exchange Commission dated February 17, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CROSSROADS SYSTEMS, INC.


Dated:  February 22, 2005           By:  /s/ Rob Sims
                                       ---------------------------------------
                                         Rob Sims
                                         President and Chief Executive Officer